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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  June 22, 2000



                       ARCADIA RECEIVABLES FINANCE CORP.
                               as originator of
                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-1
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            (Exact name of registrant as specified in its charter)


        Delaware                     333-82281                 41-1743653
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(State or other jurisdiction       (Commission                (IRS employer
     of incorporation)              file number)            identification No.)



           290 East Carpenter Freeway, 7 Decker, Irving, Texas 75062
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                   (Address of principal executive offices)


        Registrant's telephone number, including area code:  (972) 652-4000
                                                            ------------------


   --------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          Not applicable.

Item 5.   OTHER EVENTS.

          Not applicable.
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Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

   The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.         Description

                  1.1 Pricing Agreement dated June 16, 2000 among Arcadia Receivable Finance Corp., Arcadia Financial Ltd. and Goldman Sachs & Co., acting on behalf of itself and as Representative of the several Underwriters

                  1.2 Underwriting Agreement Standard Provisions for Automobile Receivables-Backed
                                   Certificates and Automobile
                                   Receivables-Backed Notes (June 2000)

                  4.1 Trust Agreement, dated as of June 1, 2000 by and between Arcadia Receivables Finance Corp., and Wilmington Trust Company, as Owner Trustee (without exhibits)

                  4.2 Indenture, dated as of June 1, 2000 by and between Associates Automobile Receivables Trust 2000-1 and Bank One, National Association, as Trustee (without exhibits)

                  4.3 Sale and Servicing Agreement, dated as of June 1, 2000 among Associates Automobile Receivables Trust 2000-1, as Issuer, Arcadia Receivables Finance Corp., as Seller, and Arcadia Financial Ltd., in its individual capacity and as Servicer (without exhibits)

                  4.4 Receivables Purchase Agreement and Assignment, dated as of June 1, 2000 by and between Arcadia Receivables Finance Corp., as Purchaser, and Arcadia Financial Ltd., as Seller (without exhibits)

                  8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters

                 23.1 Consent of Dorsey & Whitney LLP (included as part of Exhibit 8.1)
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 23, 2000                ARCADIA RECEIVABLES FINANCE CORP.,
                                      as originator of Associates Automobile
                                      Receivables Trust 2000-1


                                       By: /s/ SCOTT W. McCARTHY
                                          ----------------------
                                           Scott W. McCarthy
                                           Senior Vice President

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                                Index to Exhibits


          Exhibit No.         Description
             1.1              Pricing Agreement dated June 16, 2000 among
                              Arcadia Receivable Finance Corp., Arcadia
                              Financial Ltd. and Goldman Sachs & Co.,
                              acting on behalf of itself and as
                              Representative of the several Underwriters

             1.2 Underwriting Agreement Standard Provisions for Automobile Receivables-Backed
                              Certificates and Automobile
                              Receivables-Backed Notes (June 2000)

             4.1 Trust Agreement, dated as of June 1, 2000 by and between Arcadia Receivables Finance Corp., and Wilmington Trust Company, as Owner Trustee (without exhibits)

             4.2 Indenture, dated as of June 1, 2000 by and between Associates Automobile Receivables Trust 2000-1 and Bank One, National
                              Association, as Trustee (without exhibits)

             4.3 Sale and Servicing Agreement, dated as of June 1, 2000 among Associates Automobile Receivables Trust 2000-1, as Issuer, Arcadia Receivables Finance Corp., as Seller, and Arcadia Financial Ltd., in its individual capacity and as Servicer (without exhibits)

             4.4              Receivables Purchase Agreement and
                              Assignment, dated as of June 1, 2000 by and between Arcadia Receivables Finance Corp., as Purchaser, and Arcadia Financial Ltd., as Seller (without exhibits)

             8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters

            23.1 Consent of Dorsey & Whitney LLP (included as part of Exhibit 8.1)